UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2007

MISCOR Group, Ltd.
(Exact name of registrant as specified in its charter)

Indiana	333-129354	20-0995245
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1125 South Walnut Street, South Bend, Indiana		46619
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (574) 234-8131

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement;
Item 2.01  Completion of Acquisition or Disposition of Assets; and
Item 3.02  Unregistered Sales of Equity Securities.

Acquisition of 3-D Service, Ltd.

On November 30, 2007, Magnetech Industrial Services, Inc. (“Magnetech”), an Indiana corporation and wholly-owned subsidiary of MISCOR Group, Ltd., an Indiana corporation (“MISCOR”), acquired all of the issued and outstanding units of membership interest in 3-D Service, Ltd., an Ohio limited liability company (“3-D”), pursuant to the terms and subject to the conditions included in a 3-D Membership Interest Purchase Agreement dated November 30, 2007 (the “3-D Purchase Agreement”), by and among Magnetech, BDeWees, Inc., an Ohio corporation (“BDeWees”), and XGen III, Ltd., an Ohio limited liability company (“XGen,” and collectively with BDeWees, the “Members”).  3-D is engaged in the business of selling, repairing, remanufacturing, and maintaining industrial electrical and mechanical equipment.  The purchase price for the membership interest units of 3-D was $22,700,000, payable as follows: (i) $16,700,000 was paid in cash at closing; (ii) that number of shares of MISCOR common stock equal in value to $1,000,000, or $0.323 per share (based on the mean of the average of the closing bid and asked prices reported for the five trading days immediately preceding the closing of the transaction) were issued to each of the Members; and (iii) Magnetech and MISCOR executed two promissory notes, one payable to BDeWees in the amount of $2,000,000 and the other to XGen in the same amount, with terms of three years each for the remaining $4,000,000 of the purchase price.

MISCOR financed the cash portion of the purchase price through the sale in a private placement of 83,333,333 shares of its common stock to Tontine Capital Partners, L.P., and Tontine Capital Overseas Master Fund, L.P. (collectively, “Tontine”), for an aggregate purchase price of $20,000,000, or $0.24 per share.  The terms of the transaction with Tontine are described below.  The issuance of the shares of MISCOR’s common stock to the Members as a portion of the purchase price for the membership interest units was not registered under the Securities Act of 1933, as amended (the “Act”), and was exempt from registration thereunder in reliance on Section 4(2) of the Act, relating to offers of securities by an issuer not involving any public offering, and Rule 506 of Regulation D promulgated under the Act.  The shares of MISCOR’s common stock issued to the Members may not be offered or sold in the United States absent registration under the Act or absent an applicable exemption from such registration requirements.

The promissory notes payable by Magnetech to BDeWees and XGen mentioned above each mature on November 30, 2010, and each note is secured by a subordinated security interest in all of the machinery, equipment, and tangible operational assets of 3-D.  Each note bears interest at a variable annual rate equal to the prime rate published by The Wall Street Journal, and if that rate is not available for any reason, then the prime rate announced by Charter One Bank, Cleveland, Ohio, from time to time (the “Index Rate”).  The interest rate shall change on the first day of each calendar quarter to the Index Rate then in effect.  Interest is payable monthly, in arrears, under each note beginning on January 1, 2008.  Copies of the promissory notes are filed as Exhibits 10.1 and 10.2 to this report on Form 8-K and are incorporated by reference herein.

Also as part of the acquisition transaction described above, MISCOR and Magnetech agreed to guarantee the full performance by 3-D of all the terms, covenants, and conditions of a Lease Agreement dated November 30, 2007 (the “Lease Agreement”), between 3D3E Ltd., as landlord, and 3-D, as tenant, relating to the lease of 3-D’s principal operating facility and warehouse located in Massillon, Ohio.  The issued and outstanding equity interests of 3D3E Ltd. are beneficially owned in equal shares by BDeWees and XGen, and 100% of the issued and outstanding equity interests of BDeWees are owned by Bernard L. DeWees.  A copy of the Lease Agreement and related guaranty of MISCOR and Magnetech is filed as Exhibit 10.3 to this report on Form 8-K and is incorporated by reference herein.

The above description of the 3-D Purchase Agreement is not complete and is qualified in its entirety by reference to the 3-D Purchase Agreement which is filed as Exhibit 2.1 to this report on Form 8-K and incorporated by reference herein.  MISCOR issued a press release on December 3, 2007, announcing the completion of this acquisition, the financing transaction with Tontine, and the approval by MISCOR’s board of directors of a reverse stock split (described below).  A copy of the press release is filed as Exhibit 99.1 to this report on Form 8-K and is incorporated by reference herein.

Issuance of Common Stock to Tontine

On November 30, 2007, MISCOR sold 83,333,333 shares of its common stock to Tontine for an aggregate purchase price of $20,000,000, or $0.24 per share, pursuant to a Securities Purchase Agreement dated as of the same date (the “New Securities Purchase Agreement”).  Prior to this private placement, Tontine owned approximately 33.2% of MISCOR’s issued and outstanding shares of common stock.  MISCOR used $16,700,000 of the proceeds from the sale to finance the cash portion of the purchase price of all of the issued and outstanding membership interest units of 3-D (as described above), with the remaining proceeds to be used for general working capital purposes.  The press release issued by MISCOR with respect to the transaction is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in this Item.

Board Designee(s).  Pursuant to a prior Securities Purchase Agreement dated January 18, 2007, between MISCOR and Tontine (the “Initial Securities Purchase Agreement,” which was filed as Exhibit 10.1 to MISCOR’s Current Report on Form 8-K filed on January 22, 2007) by which MISCOR sold 62.5 million shares of its common stock to Tontine, MISCOR granted Tontine the right to appoint members to its Board of Directors as follows:

•	if Tontine or its affiliates hold at least 10% of MISCOR’s outstanding common stock, Tontine has the right to appoint one member of MISCOR’s Board of Directors;

•
if Tontine or its affiliates hold at least 20% of MISCOR’s outstanding common stock, and the Board consists of five or fewer directors, Tontine has the right to appoint one member of MISCOR’s Board of Directors; and

•
if Tontine or its affiliates hold at least 20% of MISCOR’s outstanding common stock, and the Board consists of six or more directors, Tontine has the right to appoint two members of MISCOR’s Board of Directors.

MISCOR also agreed that, for as long as Tontine has the right to appoint directors pursuant to the Initial Securities Purchase Agreement, the number of directors on MISCOR’s Board will not exceed seven.  Pursuant to the New Securities Purchase Agreement, MISCOR and Tontine affirmed these provisions of the Initial Securities Purchase Agreement relating to the designation of directors.

Board Observer.  In addition to Tontine’s right to appoint directors, pursuant to the Initial Securities Purchase Agreement MISCOR granted Tontine the right to have a representative attend all meetings of MISCOR’s Board of Directors, its subsidiaries, and their respective committees, for so long as Tontine or its affiliates continue to hold at least 10% of MISCOR’s outstanding common stock.  These provisions also were affirmed by MISCOR and Tontine pursuant to the New Securities Purchase Agreement.

Future Offerings.  Under the Initial Securities Purchase Agreement, MISCOR granted Tontine the right to participate in future equity offerings to allow Tontine to maintain its percentage of ownership, on a fully diluted basis, of MISCOR’s common stock immediately prior to any such offering.  This provision also was affirmed by MISCOR and Tontine pursuant to the New Securities Purchase Agreement.

Future Acquisitions.  Under the New Securities Purchase Agreement, MISCOR agreed to use its best efforts to ensure that any future acquisitions by Tontine of up to 50% of MISCOR’s outstanding common stock, on a fully diluted basis, are not subject to any anti-takeover laws and regulations or any anti-takeover provisions in MISCOR’s or its subsidiaries’ organizational documents.

Martell Proxy.  Pursuant to the New Securities Purchase Agreement, John A. Martell, MISCOR’s principal shareholder, has granted Tontine a restated irrevocable proxy to vote his shares of common stock of MISCOR for the election to the Board of Directors of Tontine’s designees and to enforce Tontine’s rights with respect to future acquisitions of common stock of MISCOR, each as described above.  A copy of the restated irrevocable proxy is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference in this Item.

Registration Rights.  MISCOR did not register the issuance of the shares of common stock to Tontine with the Securities and Exchange Commission under the Act, in reliance on exemptions from the registration requirements of that Act, including Section 4(2) thereof, relating to offers of securities by an issuer not involving any public offering, and Rule 506 of Regulation D promulgated under the Act.  The shares of MISCOR’s common stock issued to Tontine may not be offered or sold in the United States absent registration under the Act or absent an applicable exemption from such registration requirements.  MISCOR and Tontine entered into an Amended and Restated Registration Rights Agreement, dated November 30, 2007, pursuant to which MISCOR has agreed to register for resale the shares issued to Tontine.

Amendment to Martell Conversion Option.  On September 12, 2005, MISCOR and Magnetech executed a Conversion Option (the “Conversion Option”) in favor of John A. Martell, MISCOR’s principal shareholder and also its Chairman, President, and Chief Executive Officer, pursuant to which MISCOR agreed to reserve from its authorized and unissued shares of common stock a sufficient number of shares to provide for the issuance of such common stock upon the full exercise of a certain option granted to Mr. Martell.  In order to ensure that there was a sufficient number of shares of authorized and unissued common stock of MISCOR to consummate the acquisition of 3-D and the private placement with Tontine under the New Securities Purchase Agreement, both described above, and as a condition to the execution of the New Securities Purchase Agreement, MISCOR, Magnetech, and Mr. Martell entered into an Amendment to Conversion Option dated November 30, 2007 (the “Amendment to Conversion Option”).  Under the Amendment to Conversion Option, the shares reserved for issuance upon the conversion of Mr. Martell’s Conversion Option were released, and Mr. Martell agreed not to exercise his Conversion Option until articles of amendment to MISCOR’s Amended and Restated Articles of Incorporation are formally adopted by MISCOR’s board of directors and shareholders increasing MISCOR’s authorized shares.  Once the articles of amendment are adopted and approved, MISCOR has agreed to again reserve a sufficient number of shares to provide for the issuance of common stock upon the full exercise of the Conversion Option.

Copies of the New Securities Purchase Agreement, the Amended and Restated Registration Rights Agreement, and the Amendment to Conversion Option are filed as Exhibits 10.4, 10.5, and 4.1 respectively, to this Current Report on Form 8-K, and are incorporated by reference in this Item.

Item 3.03  Material Modification to Rights of Security Holders; and
Item 8.01  Other Events.

On November 30, 2007, MISCOR’s Board of Directors approved an amendment to MISCOR’s Amended and Restated Articles of Incorporation effecting a 1-for-25 reverse stock split of MISCOR’s issued and outstanding and authorized but unissued shares of common stock (the “Reverse Stock Split”).  Pursuant to the Reverse Stock Split, each 25 shares of MISCOR’s common stock, whether issued and outstanding, held by MISCOR as treasury stock, or authorized but unissued, will be combined into one share of common stock.  The Reverse Stock Split will become effective upon the filing of articles of amendment to MISCOR’s Amended and Restated Articles of Incorporation with the Indiana Secretary of State, which is expected to occur on or about January 10, 2008.  Any shareholder who would hold a fractional share of common stock following the Reverse Stock Split will receive cash in lieu of any fractional share in an amount equal to the product of (i) the mean of the average of the closing bid and ask prices of MISCOR’s common stock as quoted on the Over-the-Counter Bulletin Board for the five business days prior to the effective time of the Reverse Stock Split, multiplied by (ii) 25, multiplied by (iii) the fractional share.

The exercise or conversion price and the number of shares issuable under MISCOR’s outstanding stock options, warrants, convertible note, and debentures will be proportionately adjusted to reflect the 1-for-25 reverse stock split.  The number of shares authorized for issuance under MISCOR’s equity compensation plans also will be proportionately reduced to reflect the Reverse Stock Split.

Under Indiana law, the Reverse Stock Split does not require the approval of MISCOR’s shareholders to become effective.  A copy of the press release reporting the reverse stock split is filed as Exhibit 99.1 to this report on Form 8-K and is incorporated by reference herein.

Item 5.01  Changes in Control of Registrant.

On November 30, 2007, pursuant to the New Securities Purchase Agreement described above, MISCOR sold 83,333,333 shares of its common stock to Tontine for an aggregate purchase price of $20,000,000, or $0.24 per share.  See Items 1.01, 2.01, and 3.02 above for a description of the New Securities Purchase Agreement and the transaction with Tontine, which description is incorporated by reference into this Item 5.01.  Tontine used cash-on-hand to acquire the shares of MISCOR’s common stock.  Prior to the sale of shares to Tontine pursuant to the New Securities Purchase Agreement, John A. Martell and Tontine beneficially owned approximately 36.3% and 33.2% of the issued and outstanding shares of MISCOR’s common stock, respectively.  Following the private placement to Tontine and acquisition of 3-D described above, John A. Martell now beneficially owns approximately 24.6% of the issued and outstanding shares of MISCOR’s common stock, while Tontine beneficially owns approximately 52.5% of MISCOR’s issued and outstanding common shares, resulting in a change in control of MISCOR.

On December 31, 2003, MISCOR issued a promissory note to Mr. Martell in the original principal amount of $3,000,000.  As discussed above, in September 2005, MISCOR granted Mr. Martell the Conversion Option to convert at any time and from time to time all or any part of the obligations due under this note into shares of MISCOR’s common stock at a fixed conversion price of $0.10 per share.  As of the date of this Current Report on Form 8-K, the outstanding principal amount due on the note is $3,000,000, which is convertible into 30,000,000 shares of MISCOR’s common stock, subject to the Amendment to Conversion Option discussed above.  If Mr. Martell at a subsequent date exercises the Conversion Option under the note to acquire an additional 30,000,000 shares of common stock, Tontine’s percentage beneficial ownership of MISCOR’s common stock may be reduced below 50%, which may result in a further change in control of MISCOR.  Copies of the $3,000,000 promissory note issued to Mr. Martell and the Conversion Option described in this paragraph were filed as Exhibits 4.11 and 4.12, respectively, to MISCOR’s Registration Statement on Form S-1 filed on November 11, 2005 (Reg. No. 333-129354).

Item 9.01  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired.  The registrant will file the financial statements of 3-D required by this Item by amendment not later than 71 calendar days after the date this report on Form 8-K must be filed.

(b)  Pro forma financial information.  The registrant will file the pro forma financial statements required by this Item by amendment not later than 71 calendar days after the date this report on Form 8-K must be filed.

(d)  Exhibits.

Exhibit No.	Description
2.1*	3-D Membership Interest Purchase Agreement dated November 30, 2007, by and among Magnetech Industrial Services, Inc., BDeWees, Inc., and XGen III, Ltd.
4.1	Amendment to Conversion Option dated November 28, 2007, by and among MISCOR Group, Ltd., Magnetech Industrial Services, Inc., and John A. Martell
10.1	Promissory Note dated November 30, 2007, issued by Magnetech Industrial Services, Inc., to BDeWees, Inc.
10.2	Promissory Note dated November 30, 2007, issued by Magnetech Industrial Services, Inc., to XGen III, Ltd.
10.3	Lease between 3D3E Ltd., Landlord, and 3-D Service, Ltd., Tenant, and Guaranty of MISCOR Group, Ltd., dated November 30, 2007
10.4*	Securities Purchase Agreement dated November 30, 2007, by and among Tontine Capital Partners, L.P., Tontine Capital Overseas Master Fund, L.P., and MISCOR Group, Ltd.
10.5	Amended and Restated Registration Rights Agreement dated November 30, 2007, by and between MISCOR Group, Ltd., Tontine Capital Partners, L.P., and Tontine Capital Overseas Master Fund, L.P.
10.6	Commercial Security Agreement dated November 30, 2007, between 3-D Service, Ltd., and BDeWees, Inc.
10.7	Commercial Security Agreement dated November 30, 2007, between 3-D Service, Ltd., and XGen III, Ltd.
10.8@	Employment Agreement dated November 30, 2007, between Magnetech Industrial Services, Inc., and Bernard L. DeWees
10.9	Guaranty of Thomas J. Embrescia dated November 30, 2007
10.10	Guaranty of Bernard L. DeWees dated November 30, 2007
10.11	Non-Compete Agreement dated November 30, 2007, between Magnetech Industrial Services, Inc., and Bernard L. DeWees
10.12	Non-Compete Agreement dated November 30, 2007, between Magnetech Industrial Services, Inc., and Thomas J. Embrescia
99.1	Press Release dated December 3, 2007, reporting acquisition of 3-D membership interest units, financing transaction with Tontine, and reverse stock split
99.2	Restated Irrevocable Proxy of John A. Martell

*
MISCOR has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b) of Regulation S-K.  MISCOR will furnish a copy of any omitted schedule or similar attachment to the Commission upon request.

@	Denotes a management or compensatory contract.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MISCOR Group, Ltd.
Date: December 5, 2007

	By:	/s/ Richard J. Mullin
Printed Name: Richard J. Mullin
Title: Vice President, Treasurer and Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Description
2.1*	3-D Membership Interest Purchase Agreement dated November 30, 2007, by and among Magnetech Industrial Services, Inc., BDeWees, Inc., and XGen III, Ltd.
4.1	Amendment to Conversion Option dated November 28, 2007, by and among MISCOR Group, Ltd., Magnetech Industrial Services, Inc., and John A. Martell
10.1	Promissory Note dated November 30, 2007, issued by Magnetech Industrial Services, Inc., to BDeWees, Inc.
10.2	Promissory Note dated November 30, 2007, issued by Magnetech Industrial Services, Inc., to XGen III, Ltd.
10.3	Lease between 3D3E Ltd., Landlord, and 3-D Service, Ltd., Tenant, and Guaranty of MISCOR Group, Ltd., dated November 30, 2007
10.4*	Securities Purchase Agreement dated November 30, 2007, by and among Tontine Capital Partners, L.P., Tontine Capital Overseas Master Fund, L.P., and MISCOR Group, Ltd.
10.5	Amended and Restated Registration Rights Agreement dated November 30, 2007, by and between MISCOR Group, Ltd., Tontine Capital Partners, L.P., and Tontine Capital Overseas Master Fund, L.P.
10.6	Commercial Security Agreement dated November 30, 2007, between 3-D Service, Ltd., and BDeWees, Inc.
10.7	Commercial Security Agreement dated November 30, 2007, between 3-D Service, Ltd., and XGen III, Ltd.
10.8@	Employment Agreement dated November 30, 2007, between Magnetech Industrial Services, Inc., and Bernard L. DeWees
10.9	Guaranty of Thomas J. Embrescia dated November 30, 2007
10.10	Guaranty of Bernard L. DeWees dated November 30, 2007
10.11	Non-Compete Agreement dated November 30, 2007, between Magnetech Industrial Services, Inc., and Bernard L. DeWees
10.12	Non-Compete Agreement dated November 30, 2007, between Magnetech Industrial Services, Inc., and Thomas J. Embrescia
99.1	Press Release dated December 3, 2007, reporting acquisition of 3-D membership interest units, financing transaction with Tontine, and reverse stock split
99.2	Restated Irrevocable Proxy of John A. Martell

*
MISCOR has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b) of Regulation S-K.  MISCOR will furnish a copy of any omitted schedule or similar attachment to the Commission upon request.

@	Denotes a management or compensatory contract.